                                                                      EXHIBIT 24


                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and a post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.



John L. Clendenin                               September 23, 1996
-----------------                               ------------------
John L. Clendenin                               Date
Chairman of the Board, President and
Chief Executive Officer
Director
(Principal Executive Officer)


Ronald M. Dykes                                 September 23, 1996
-----------------                               ------------------
Ronald M. Dykes                                 Date
Executive Vice President,
Chief Financial Officer and
Comptroller
(Principal Financial Officer and Principal
Accounting Officer)

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity in the Company to execute and cause to be filed the Registration Statement with respect to the securities to be offered and sold under the plan therein described and thereafter to execute and file an amended registration statement and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




W. Patrick Shannon
------------------
W. Patrick Shannon
Vice President and Controller


January 27, 1997
----------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




F. Duane Ackerman
-----------------
F. Duane Ackerman
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Reuben V. Anderson
------------------
Reuben V. Anderson
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




James H. Blanchard
------------------
James H. Blanchard
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




J. Hyatt Brown
--------------
J. Hyatt Brown
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Armando M. Codina
-----------------
Armando M. Codina
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Marshall M. Criser
------------------
Marshall M. Criser
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Phyllis Burke Davis
-------------------
Phyllis Burke Davis
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




John G. Medlin, Jr.
-------------------
John G. Medlin, Jr.
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Robin B. Smith
--------------
Robin B. Smith
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




C. Dixon Spangler, Jr.
----------------------
C. Dixon Spangler, Jr.
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Ronald A. Terry
---------------
Ronald A. Terry
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




Thomas R. Williams
------------------
Thomas R. Williams
Director


September 23, 1996
------------------
Date

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

     WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, two registration statements (the "Registration Statements") and any amendments thereto; and

     WHEREAS, one registration statement will be filed to register Deferred Compensation Obligations to be issued under the BellSouth Corporation Compensation Deferral Plan and the other registration statement will be filed to modify the existing BellSouth Corporation Shareholder Dividend Reinvestment and Stock Purchase Plan.

     NOW THEREFORE, the undersigned hereby constitutes and appoints
John L. Clendenin, F. Duane Ackerman, Ronald M. Dykes and Arlen G. Yokley, and each of them, as attorneys for him in his name, place and stead in his capacity as a director of the Company to execute and cause to be filed the Registration Statements with respect to the securities to be offered and sold under the plans therein described and thereafter to execute and file an amended registration statement or statements and post-effective amendment or amendments to increase or deregister securities, to withdraw the registration statements or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




J. Tylee Wilson
---------------
J. Tylee Wilson
Director


September 23, 1996
------------------
Date